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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2001
                                                  (July 16, 2001)


                              DYERSBURG CORPORATION
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               (Exact name of registrant as specified in charter)


          Tennessee                    1-11126                   62-0188460
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(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
  of incorporation)                                          Identification No.)


15720 John J. Delaney Drive, Suite 445, Charlotte, North Carolina    28277-2747
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        (Address of principal executive offices)                     (Zip Code)


        Registrant's telephone number, including area code: (704) 341-229



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          (Former name or former address, if changed since last report)


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Item 5.  Other Events

         On July 16, 2001, Dyersburg Corporation, together with its direct and indirect subsidiaries (collectively, "Dyersburg," or the "Company"), announced the Company's intention to wind up its remaining businesses and commence an orderly liquidation of the Company's assets under the supervision of the Bankruptcy Court and the creditors of the Company.

         On September 25, 2000, the Company (together with United Knitting Limited Partnership, I, formerly an indirect subsidiary of Dyersburg Corporation) filed petitions under Chapter 11 of Title 11 of the United States Code, in Bankruptcy Court for the District of Delaware, Case No. 00-3746, Jointly Administered, in order to implement a financial restructuring in accordance with a Joint Consolidated Plan of Reorganization (the "Plan") and a related Disclosure Statement. The Company cited general economic trends, increased competition from abroad and lack of available sources of exit financing as the reasons for its decision to cease operations. The Plan is no longer feasible in light of the Company's anticipated liquidation, and will be abandoned.

         Dyersburg ceased its manufacturing operations in early September 2001 and has completed filling existing orders for its remaining customers.

         Dyersburg was a marketer of circular knit fleece and jersey fabrics. The Company produced fabrics that are used principally for activewear, bodywear, outerwear and various branded sportswear. Dyersburg also operated a garment packaging business in the Dominican Republic and Central America.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

         The press release includes, and other communications from the Company may include, forward-looking statements subject to various assumptions regarding the Company's operating performance that may not be realized and which are subject to significant known and unknown business, economic and competitive uncertainties and contingencies, many of which are beyond the Company's control. Consequently such matters should not be regarded as a representation or warranty by the Company that such matters will be realized or are indicative of the Company's financial condition or operating results for future periods. Actual results may differ materially from those contemplated by any forward-looking statement. These forward-looking statements are being made in reliance upon the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DYERSBURG CORPORATION


Dated: October 5, 2001                  /s/ William S. Shropshire
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                                        William S. Shropshire
                                        Chief Executive Officer, Chief Financial
                                          Officer, Secretary and Treasurer



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